EXHIBIT 10.12


                       SIXTH AMENDMENT TO CREDIT AGREEMENT

     This Amendment, dated as of December 15, 1998 (this "Amendment") is entered into by and between MEDE AMERICA CORPORATION, a Delaware corporation (the
"Company") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank").

                                    RECITALS

     The Company and the Bank are parties to a Credit Agreement dated as of December 18, 1995, as amended (the "Credit Agreement"), pursuant to which the Bank extended a revolving credit facility. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Credit Agreement.

     The Company has requested that the Bank modify the financial covenants and waive non-compliance with the financial covenants for the period ending September 30, 1998. In order to induce the Bank to agree to the foregoing, the Bank has requested, and the Company has agreed, to pay an Amendment fee. The Company has requested that the Bank enter into this Amendment in order to approve and reflect the foregoing, and the Bank has agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT

     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.    AMENDMENTS

     1. Amendment of Section 7.15. Section 7.15 is hereby amended and restated as follows:

          7.15 Maximum Leverage Ratio. The Leverage Ratio at the end of each quarterly period shall not exceed the ratio set forth below for the periods set forth below:

                  Quarter Ending                Maximum Ratio
                  --------------                -------------

                  September 30, 1998                 3.00
                  December 31, 1998                  6.80
                  March 31, 1999                     6.20
                  June 30, 1999                      4.50
                  September 30, 1999 and
                           and thereafter            4.10

          For purposes of calculating the Leverage Ratio hereunder, (i) EBITDA shall include EBITDA of the Company and its Subsidiaries adjusted, on a pro forma basis, to include the EBITDA for the applicable period of any business acquired by the Company; and (ii) Indebtedness shall include Indebtedness of the Company and its Subsidiaries.

     2. Amendment of Section 7.16. Section 7.16 is hereby amended and restated as follows:

          7.16 Minimum Interest Coverage Ratio. The Minimum Interest Coverage Ratio for each fiscal quarter shall not be less than the ratio set forth below at the end of each fiscal quarter for the periods set forth below:

                  Quarter Ending                 Maximum Ratio
                  --------------                 -------------

                  September 30, 1998                3.00
                  December 31, 1998                 1.65
                  March 31, 1999                    1.70
                  June 30, 1999                     2.20
                  September 30, 1999
                    and thereafter                  2.30

     For purposes of calculating the Minimum Interest Coverage Ratio hereunder, EBITDA and cash interest expense shall include, respectively, EBITDA and cash interest expense of the Company and its Subsidiaries adjusted, on a pro forma basis, to include the EBITDA and incremental projected cash interest expenses if any, with respect to the acquisition of any business acquired by the Company during the two fiscal quarters prior to the date of calculation of the Minimum Interest Coverage Ratio.

B.   WAIVER.

     The Company has requested and the Bank has agreed to waive compliance with Sections 7.15 and 7.16 for the period ending September 30, 1998.

C.   REPRESENTATIONS AND WARRANTIES

     The Company hereby represents and warrants to the Bank that:

     1. No Event of Default specified in the Credit Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

     2. The representations and warranties of the Company pursuant to the Credit Agreement are true on and as of the date hereof as if made on and as of said date;

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     3. The making and  performance  by the Company of this  Amendment have been duly authorized by all corporate action; and

     4. No consent, approval, authorization, permit or license from any federal or state regulatory authority is required in connection with the making or performance of the Credit Agreement as amended hereby.

D.   CONDITIONS PRECEDENT

     This Amendment will become effective as of December 15, 1998 provided that the Bank shall have received in form and substance satisfactory to the Bank, all of the following:

     1. Executed counterparts of this Amendment.

     2. Payment of an amendment fee in the amount of $54,000.

E.   MISCELLANEOUS

     1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     2. Except as herein specifically amended, all terms, covenants and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Credit Agreement as amended by this Amendment.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


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
     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.


                                     MEDE AMERICA CORPORATION

                                     By: _______________________________________

                                     Title: ____________________________________



                                    BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION

                                     By: _______________________________________

                                     Title: ____________________________________



ACKNOWLEDGED AND AGREED:


WELSH, CARSON, ANDERSON & STOWE V, L.P.


By:   WCAS V PARTNERS
      Its General Partner

      By: ________________________
             Its General Partner



WELCH, CARSON, ANDERSON & STOWE VI, L.P.

By:   WCAS VI PARTNERS
      Its General Partner
      By: __________________________
             Its General Partner












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WILLIAM BLAIR LEVERAGED CAPITAL FUND
  LIMITED PARTNERSHIP

By:      WILLIAM BLAIR LEVERAGED CAPITAL
         MANAGEMENT, L.P.

         By:   WILLIAM BLAIR & COMPANY,
               General Partner

               By: ______________________
















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